Exhibit 10.18

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) MAY 3, 2019; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE ARTICLES OF THE CORPORATION. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND TO OTHER RIGHTS AND OBLIGATIONS SET FORTH IN A SHAREHOLDERS AGREEMENT BETWEEN THE CORPORATION AND ITS SHAREHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

THIS WARRANT CERTIFICATE, AND THE WARRANTS EVIDENCED HEREBY, SHALL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE THE EXPIRY TIME (AS HEREINAFTER DEFINED).

Number of Warrants: 193,402	Issue Date: September 2, 2019 (the “Issue Date”)
Certificate No: 3	Expiry Date: May 3, 2023 (the “Expiry Date”)

AMENDED AND RESTATED WARRANT CERTIFICATE

CLEVER LEAVES INTERNATIONAL INC.

For value received, Rock Cliff Capital LLC (the “Holder”) is the registered holder of that number of warrants (the “Warrants”) of Clever Leaves International Inc. (the “Corporation”) as set forth above and this amended and restated warrant certificate amends and restates the terms of the warrant certificate of the Corporation dated May 3, 2019, entitling the Holder to acquire 193,402 Class C Preferred Shares in the capital of the Corporation at a price of USD$8.79 per share until 5:00 pm (Pacific time) on May 3, 2021.

1. Warrants. Each Warrant shall entitle the Holder to purchase one Class C Preferred Share in the capital of the Corporation (a “Share”) as constituted on the Issue Date, at a price of USD$8.79 per Share until 5:00 pm (Pacific time) on the Expiry Date (the “Expiry Time”).

2. Transfer. The Warrants evidenced hereby (or any portion thereof) are not assignable, transferable or negotiable; provided, however, subject to the provisions hereof, the constating documents of the Corporation, applicable securities legislation and the rules, policies, notices and orders issued by applicable securities regulatory authorities, including any stock exchange the Shares may then be listed and posted for trading on (the “Exchange”), the Warrants evidenced hereby (or any portion thereof) may be assigned or transferred by the Holder to an affiliate of the Holder (within the meaning of the Business Corporations Act (British Columbia)). Upon the transfer of any Warrants, the Corporation shall enter the name of the transferee in the Register (as defined below) as the Holder of such transferred Warrants.

3. Warrants Exercise Procedure. The Warrants represented by this Warrant certificate may be exercised in whole or in part at any time prior to the Expiry Date by surrendering the original of this Warrant certificate at the offices of the Corporation set out in subsection 18.(g) hereof together with a subscription form in the form attached as Schedule “A” hereto duly completed and executed, such additional documents as may be contemplated thereby, and (a) a wire transfer, certified cheque, bank draft or money order in lawful money of the United States payable to or to the order of the Corporation or (b) provided that the Shares (or such other securities to be received by the Holder upon the exercise of this Warrant certificate following an adjustment in accordance with Section 8 or pursuant to Section 9 hereof) are listed for trading on an Exchange, in lieu of cash settlement, the Holder may elect to receive Shares (or such other securities upon adjustment in accordance with Section 8 or Section 9 hereof) equal to the value of the Warrants (or any portion thereof if exercised in part), in which event the Corporation shall issue to the Holder the number of Shares calculated in accordance with the following formula:

S = [W x (FMV-PP)]/FMV,

where:

S equals the number of Shares to be issued to the Holder of the Warrants;

W equals the number of Warrants being exercised;

FMV equals the 20-day volume-weighted average price of such Shares (or such other securities to be received by the Holder upon the exercise of this Warrant certificate following an adjustment in accordance with Section 8 or pursuant to Section 9 hereof) calculated as at the date of exercise as reported by Bloomberg L.P.; and

PP equals the purchase price of the Shares (as adjusted as at the date of exercise).

4. Register of Warrant holders. The Corporation shall cause a register (the “Register”) to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by each of them. The Corporation may treat the registered holder of any certificate representing Warrants as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

5. Partial Exercise. The Holder may subscribe for and purchase less than the full number of Shares entitled to be subscribed for and purchased hereunder. In the event that the Holder subscribes for and purchases less than the full number of Shares entitled to be subscribed for and purchased under this Warrant certificate prior to the Expiry Date, the Corporation shall issue a new Warrant certificate to the Holder in substantially the same form as this Warrant certificate with appropriate changes to reflect the unexercised balance of the Warrants.

6. Delivery of Shares. Within five business days of receipt by the Corporation of this Warrant certificate in accordance with, and the documents and payment noted in, Section 2, the Corporation will deliver a certificate(s) representing the Shares subscribed for and purchased by the Holder hereunder, and a replacement Warrant certificate, if any.

7. No Rights of Shareholders. Nothing contained in this Warrant certificate shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of Shares of the Corporation or any other right or interest except as herein expressly provided.

8. Adjustment of Subscription and Purchase Rights. The rights evidenced by this Warrant certificate are to purchase Shares. If there shall, prior to the exercise of any of the rights evidenced hereby, be any (a) reorganization of the authorized capital of the Corporation by way of consolidation, merger, sub-division, amalgamation, arrangement, reclassification or otherwise; (b) transfer, sale, lease or exchange of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another person; (c) the payment of any stock dividends; (d) a special distribution or rights offering; (e) the change or exchange of the Shares into or with another security; (f) any similar event or transaction not specifically contemplated by this Section 8 as determined by the Corporation in its sole discretion or (g) any conversion of all outstanding shares of Class C Preferred Shares into common shares of the Corporation (collectively, a “Reorganization”), then there shall, subject to the consent of any Exchange (if required), automatically be an adjustment, as applicable, in (i) the number of Shares of the Corporation which may be issued pursuant hereto and/or the exercise price for the Shares, by corresponding amounts if applicable, and/or (ii) the kind and aggregate number of Shares or other securities or property resulting from the Reorganization, so that the rights evidenced hereby shall thereafter be as reasonably as possible equivalent to the rights originally granted hereby and such that the Holder, upon exercise of this Warrant following the effective date of the Reorganization, shall receive the number, kind and type of shares, securities or property the Holder would have been entitled to receive if, on the effective date thereof, the Holder had been the registered holder of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant certificate. In accordance with this certificate, the Corporation will make adjustments as it considers necessary and equitable acting in good faith, subject to any approvals required by the Exchange (if applicable). Upon each adjustment, the Corporation, at the Corporation’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments and facts upon which such adjustment is based. If at any time a dispute arises with respect to adjustments provide for herein, such dispute will be conclusively determined by the Canadian auditors of the Corporation or if they are unable or unwilling to act, by such other firm of Canadian independent chartered accountants as may be selected by the directors of the Corporation and any such determination, absent manifest error, will be binding upon the Corporation, the Holder and shareholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation and fees payable to such accountants or auditors will be paid by the Corporation.

9. Consolidation and Amalgamation. In the case of the Corporation entering into a transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, the successor corporation shall be bound by all of the provisions hereof including the due and punctual performance of all covenants of the Corporation and forthwith following the occurrence of such event, the successor corporation resulting from such reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise (if not the Corporation), shall expressly assume, by supplemental certificate satisfactory in form to the Holder, acting reasonably, and executed and delivered to the Holder, the due and punctual performance and observance of this Warrant certificate to be performed and observed by the Corporation and these securities and the terms set forth in this Warrant certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant certificate and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such transaction.

10. No Fractional Shares. Upon the exercise of the Warrants evidenced hereby, the Corporation shall not be required to issue an aggregate number of Shares that results in any fractional Shares being issued and the Holder shall be entitled to a cash payment or compensation in lieu of a fractional Share.

11. Legending of Shares. The Warrants have been, and the Shares will be, issued pursuant to an exemption (an “Exemption”) from the registration and prospectus requirements of applicable securities law. To the extent that the Corporation relies on such Exemption, the Shares may be subject to restrictions on resale and transferability contained in applicable securities laws.

The Holder hereby agrees and consents by acceptance hereof that the certificate or certificates representing the Shares shall be impressed with a legend substantially in the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) MAY 3, 2019; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE ARTICLES OF THE CORPORATION. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND TO OTHER RIGHTS AND OBLIGATIONS SET FORTH IN A SHAREHOLDERS’ AGREEMENT BETWEEN THE CORPORATION AND ITS SHAREHOLDERS, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

The Warrants and the Shares issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States. Accordingly, the Warrants and the Shares issuable upon exercise hereof may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the applicable securities laws of all applicable states or available exemption therefrom. The Warrants may not be exercised by or on behalf of a U.S. person or person in the United States unless the Warrants and the Shares issuable upon exercise of the Warrants have been registered under the 1933 Act and the applicable securities legislation of any such state or an exemption from such registration requirements is available. “United States” and “U.S. person” are as defined by Regulation S under the 1933 Act. The Holder hereby agrees and consents by acceptance hereof that all certificates representing Shares acquired upon exercise of the Warrants by, or for the account or benefit of, U.S. persons or persons in the United States shall have the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.

provided, that if the Shares are being sold under clause (B) above, the legend set forth above may be removed by providing a declaration to the Corporation and its registrar and transfer agent in the form attached hereto as Schedule “B” or such other evidence of exemption as the Corporation or its registrar and transfer agent may from time to time prescribe (which may include an opinion satisfactory to the Corporation and its registrar and transfer agent), to the effect that the sale of the Shares is being made in compliance with Rule 904 of Regulation S under the 1933 Act; provided further, that if any of the Shares are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws.

12. Shareholders’ Agreement. Upon exercise of the Warrants and as condition to the issuance of the Shares, the Holder shall deliver to the Corporation an acknowledgement, substantially in the form attached hereto as Schedule “C”, whereby the Holder shall agree to be bound by the terms and conditions of the Corporation’s shareholders’ agreement.

13. Change; Waiver. Subject to the approval of the Exchange (if required), the provisions of these Warrants may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Corporation and the Holder.

14. No Obligation to Purchase. Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any Shares except those Shares in respect of which the Holder shall have exercised its right to purchase in the manner provided hereunder.

15. Covenants.

(a)	The Corporation covenants that (i) so long as any Shares evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase provided for herein should the Holder determine to exercise its rights in respect of all the Shares available for purchase and issuance under outstanding Warrants, and (ii) all Shares (or other class of securities that may result from any Reorganization) which shall be issued upon the due exercise of the right to purchase provided for herein, upon payment therefor of the amount at which such Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable securities and free of all liens, charges and encumbrances; and

(b)	The Corporation shall use commercially reasonable efforts to preserve and maintain its corporate existence.

(c)	If the Corporation proposes at any time to: (i) declare any dividend or distribution upon the outstanding Shares, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (ii) offer for subscription or sale pro rata to the holders of the outstanding shares any additional shares of any class or series of the Corporation’s stock (other than pursuant to contractual pre-emptive rights); (iii) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding Shares; (iv) effect an Consolidation and Amalgamation (as described in Section 9 hereof) or to liquidate, dissolve or wind up; or (v) effect an initial, underwritten offering and sale of its securities to the public pursuant to an effective registration statement under the 1933 Act (the “IPO”); then, in connection with each such event, the Corporation shall give Holder: (x) in the case of the matters referred to in (i) and (ii) above, at least seven (7) business days prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding Shares will be entitled thereto) or for determining rights to vote, if any, (y) in the case of the matters referred to in (iii) and (iv) above at least seven (7) business days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding Shares will be entitled to exchange their Shares for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice); and (z) with respect to the IPO, at least seven (7) business days prior written notice of the date on which the Corporation proposes to file its registration statement in connection therewith. Corporation will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

16. Representations and Warranties. The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant certificate and the Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms.

17. Lost Certificate. If this Warrant certificate becomes stolen, lost, mutilated or destroyed, the Corporation may, on such terms as it may in its discretion impose, respectively issue and countersign a new Warrant certificate of like denomination, tenor and date as the Warrant certificate so stolen, lost, mutilated or destroyed.

18. General.

(a)	The headings in this certificate are for reference only and do not constitute terms of the Warrant certificate.

(b)	Whenever the singular or masculine is used in this Warrant certificate the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

(c)	This Warrant certificate shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(d)	Time shall be of the essence of this Warrant certificate.

(e)	This Warrant shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without reference to its principles governing the choice or conflict of laws. The Corporation and the Holder hereby irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario with respect to any dispute related to or arising from this Warrant certificate.

(f)	All references herein to monetary amounts are references to lawful money of the United States.

(g)	All notices or other communications to be given to the Holder by the Corporation under this Warrant certificate shall be delivered by hand, courier, ordinary prepaid mail, facsimile or electronic mail; and, if delivered by hand, shall be deemed to have been given on the delivery date, if delivered by ordinary prepaid mail shall be deemed to have been given on the fifth day following the delivery date and, if sent by facsimile or electronic mail, on the date of transmission if sent before 5:00 p.m. (local time where the notice is received) on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Holder shall be addressed to the address of the Holder set out in the Register.

Notices to the Corporation shall be addressed to:

Clever Leaves International Inc.

33 Irving Place suite 9022

New York, NY 10003

Attention:	Kyle Detwiler
Email:	kyle@cleverleaves.com

Each of the Corporation and the Holder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant certificate.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.]

IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer on September 2nd, 2020.

CLEVER LEAVES INTERNATIONAL INC.

By:	/s/ Kyle Detwiler
Authorized Signatory

Clever Leaves – Warrant Certificate Signature Page

SCHEDULE “A”

WARRANT CERTIFICATE SUBSCRIPTION FORM

Clever Leaves International Inc.

33 Irving Place suite 9022
New York, NY 10003

Dear Sirs/Mesdames:

The undersigned hereby exercises the right to purchase and hereby subscribes for ___________ Class C Preferred Shares (the “Shares”) of Clever Leaves International Inc. (the “Corporation”) referred to in the Warrant certificate attached hereto according to the conditions thereof as follows:

This Subscription Form is accompanied by a certified cheque, bank draft, or money order in the lawful money of the United States payable to or to the order of the Corporation or by wire transfer as directed by the Corporation for the whole amount of the exercise price of the Shares.

☐
The Warrants are being exercised pursuant to the cashless exercise provisions set forth in Section 3 of the Warrant certificate.	☐

In connection with the exercise of the Warrant certificate, the undersigned represents as follows: (Please check the ONE box applicable):

☐	1.	The undersigned (a) at the time of exercise is not a U.S. person; (b) at the time of exercise is not within the United States; (c) is not exercising any of the Warrants represented by this Warrant certificate for the account or benefit of any U.S. person or person within the United States; and (d) did not execute or deliver this Subscription Form in the United States.

☐	2.	The undersigned (a) was issued the Warrants directly from the Corporation; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial holder, if any, (c) each of it and any beneficial purchaser was on the date the Warrants were acquired from the Corporation, and is on the date of exercise of the Warrants, an “accredited investor” (as defined in Rule 501(a) of Regulation D under the 1933 Act) and (d) the representations, warranties and covenants set forth in the written subscription agreement for the purchase of units from the Corporation continue to be true and correct.

☐	3.	The undersigned has delivered to the Corporation a written opinion of U.S. counsel reasonably satisfactory to the Corporation to the effect that the Shares to be delivered upon exercise hereof are exempt from registration under the 1933 Act and the securities laws of all applicable states of the United States.

“1933 Act” means the United States Securities Act of 1933, as amended. “U.S. person” and “United States” are as defined by Regulation S under the 1933 Act.

Clever Leaves – Warrant Certificate Schedule “A”

Certificates representing Shares will not be registered or delivered to an address in the United States unless Box 2 or Box 3 above is checked and the requirements in connection therewith have been satisfied.

Certificates representing Shares issued upon exercise of Warrants pursuant to Box 2 or Box 3 above will bear a U.S. restrictive legend.

If any Shares represented by this Warrant certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Share certificate(s).

Please issue and deliver a certificate for the Shares being purchased as follows:

NAME:
(please print)
ADDRESS:

DELIVERY

INSTRUCTIONS:

1.	The registered holder of a Warrant may exercise its right to acquire Shares by completing and surrendering this Subscription Form and the ORIGINAL Warrant certificate representing the Warrants being converted to the Corporation, together with the aggregate amount of the exercise price for the Shares as provided for in the Warrant certificate. Certificates representing the Shares to be acquired on exercise will be sent by prepaid first class mail to the address(es) above within five (5) business days after the receipt of all required documentation, subject to the terms of the Warrant certificate.

2.	If this Subscription Form indicates that the Shares are to be issued to a person or persons other than the registered holder of the Warrants to be converted: (a) the signature of the registered holder on this Subscription Form must be medallion guaranteed by an authorized officer of a chartered bank, trust corporation or an investment dealer who is a member of a recognized stock exchange; and (b) the registered holder must pay to the Corporation all applicable taxes and other duties.

3.	If this Subscription Form is signed by a trustee, executor, administrator, custodian, guardian, attorney, officer of a corporation or any other person acting in a fiduciary or representative capacity, this Subscription Form must be accompanied by evidence of authority to sign satisfactory to the Corporation.

DATED this _______ day of __________________________________, ___________________.

)
Signature of Witness	)	Signature of registered holder or Signatory thereof
[Please Note Instruction 2]	)
)
)
Print name of Witness	)	If applicable, print Name and Office of Signatory
)
)
	)	Print Name of registered holder as on certificate
)
)
	)	Street Address
)
)
	)	City, Province/State and Postal/ZIP Code

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To:	Clever Leaves International Inc. (the “Corporation”).

The undersigned (a) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”); and (b) certifies that (i) the undersigned is not an “affiliate” of the Corporation (as that term is defined in Rule 405 under the 1933 Act); (ii) the offer of such securities was not made to a person in the United States and either: (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States; or (B) the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (iii) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (iv) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act); (v) the seller does not intend to replace such securities with fungible unrestricted securities of the Corporation; and (vi) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

Clever Leaves – Warrant Certificate Schedule “B”

X
Date	Authorized signatory (if Holder is not an individual)

X
Signature of individual (if Holder is an individual)	Name of authorized signatory (please print)

Name of Holder (please print)	Official capacity of authorized signatory
(please print)

SCHEDULE “C”

JOINDER TO THE SHAREHOLDERS’ AGREEMENT

TO:	CLEVER LEAVES INTERNATIONAL INC.

AND TO:	EACH SIGNATORY TO THE SHAREHOLDERS’ AGREEMENT

WHEREAS Clever Leaves International Inc. (the “Corporation”) and its shareholders (the “Shareholders”) have entered into an amended and restated shareholders’ agreement dated March 30, 2019, as amended from time to time (the “Shareholders’ Agreement”), to establish their rights and obligations in respect of their rights and obligations as Shareholders of the Corporation, issued and unissued shares of the Corporation, the management and conduct of the business of the Corporation and various other matters;

NOW THEREFORE, the undersigned, having acquired certain shares of the Corporation, in consideration of the approval by the Board and/or the shareholders of the Corporation of the issuance of such shares to the undersigned and other good and valuable consideration (receipt of which is hereby acknowledged) hereby agrees to be a party to and bound by all of the provisions of the Shareholders’ Agreement as if the undersigned were an original party thereto. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Shareholders’ Agreement.

[Signature page follows below.]

Clever Leaves – Warrant Certificate Schedule “C”

The undersigned has executed this Acknowledgement this ___ day of _____________, 20____.

[If a corporation, insert Transferee Name]

By:
Name:
Title:

Or

SIGNED, SEALED AND DELIVERED in the presence of:	)) )) )
Witness	))	[If an individual, insert Transferee Name]